                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported) December 13, 1999

                           LoanRates Online.com, Inc.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-27155              35-2082961
   (State or other jurisdiction    (Commission         (I.R.S. Employer
       of incorporation)           File Number)        Identification No.)


    11350 Random Hills Road, Suite 800, Fairfax, Virginia    22030
   (Address of principal executive offices)                 (Zip code)



Registrant's telephone number, including area code      (703) 934-6111


                          MAS Acquisition XIII Corp.
                           1710 E. Division St.
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  A change in control of the registrant occurred on December 13, 1999 pursuant to the terms and conditions of a Plan and Agreement of Reorganization (the "Agreement") dated December 13, 1999 between MAS Acquisition XIII Corp., an Indiana corporation ("MAS") and LoanRates Online, Inc., a Virginia corporation ("LoanRates"), which provided for the acquisition from all of the shareholders of LoanRates all of the issued and outstanding shares of LoanRates in return for 8,627,000 shares of the authorized but unissued shares of MAS. LoanRates then became and operates as a wholly owned subsidiary of MAS.

  The Plan or Reorganization is within the meaning of Section 368 (a)(1)(b) of the Internal Revenue Code of 1986, as amended.

  LoanRates Online, Inc. ("LoanRates") was incorporated in the state of Virginia in March 1997. LoanRates is a business to business Internet service company that was formed to replace paper product data with an economical end to end online database system for wholesale mortgage lenders and mortgage brokers/correspondents. LoanRates has developed a system which enables wholesale mortgage lenders to electronically transmit loan product data via the Internet and allow registered mortgage brokers/correspondents to find loan products quickly, lock in rates, and securely register loans electronically. The system, which is currently operating on the Internet at wwww.loanratesonline.com, will improve operations for lenders, brokers and correspondents by reducing cost, time and effort, and increase productivity.

  LoanRates automates the process of updating product information from lender spreadsheets into its proprietary software, then electronically transmits that data via the Internet. The electronic speed and computer software accuracy of the system is far more advanced and cost effective than the current method. With no manual data entry required after the initial set-up, the system makes available current rates, points, caps, margins, adjustments, terms and conditions to brokers/correspondents, who may access the data and electronically register the loan product with the selected lender.


ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  MAS entered into the Agreement with LoanRates on December 13, 1999, whereby MAS has acquired from the shareholders of LoanRates all of the issued and outstanding shares of LoanRates in return for 8,627,000 shares of the authorized but not issued shares of MAS. MAS has subsequently changed its name to LoanRates Online.com, Inc. (the "Company").

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  Not applicable.

ITEM 5.  OTHER EVENT.

  The Company has changed its fiscal year end from June 30 to December 31 because of the reorgization. The Company will file 10K-SB for the fiscal year ended on December 31, 2000.

  The Company has authorized and effected a ten for one forward split of shares of Common Stock on December 13, 1999 for shareholders of the record prior to the issuance of 8,627,000 shares in connection with the acquisition of LoanRates.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  As a result of the Agreement, the Company has accepted the resignation of Aaron Tsai, the Company's sole Director and Officer, as of December 13, 1999, and appointed Frederick T. Dykes as Chief Executive Officer and Chairman of the Board of Directors and Richard J. Heiston as President, Chief Operations Officer and Director.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of LoanRates Online, Inc. for the years ended December 31, 1997 and 1998, for the nine months ended September 30, 1999 and for the period from April 3, 1997 (date of inception) to September 30, 1999.

    (ii) Unaudited combined financial statement of MAS Acquisition XIII Corp. and LoanRates Online, Inc. for the year ended December 31, 1998 and for the nine months ended September 30, 1999.

                             LOANRATES ONLINE, INC.
                         (A Development Stage Company)

                                FINANCIAL REPORT

                        DECEMBER 1997 - SEPTEMBER 1999

                                   CONTENTS

                                                      Page
INDEPENDENT AUDITOR'S REPORT
 ON THE FINANCIAL STATEMENTS                            1

FINANCIAL STATEMENTS
 Balance sheets                                         2
 Statements of operations                               3
 Statements of stockholders' deficit                    4
 Statements of cash flows                               5
 Notes to financial statements                        6-8


                                    -------                               1
                                     HOMES
                                    -------
                                     LOWRY
                                    -------
                                     HORN &
                                    -------
                                    JOHNSON
                                    -------
                                     L T D
            A professional corporation * Certified Public Accountants

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
LoanRates Online, Inc.
(A Development Stage Company)
Fairfax, VA

We have audited the accompanying balance sheets of LoanRates Online, Inc. (a development stage company) as of December 31, 1997, 1998 and September 30, 1999, and the related statements of operations, stockholders' deficit and cash flows for the periods then ended and for the period from April 3, 1997 (date of inception) to September 30, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LoanRates Online, Inc. (A Development Stage Company) as of December 31, 1997, 1998 and September 30, 1999, and the results of its operations and its cash flows for the periods then ended and for the period from April 13, 1997 (date of inception) to September 30, 1999, in conformity with generally accepted accounting principles.

     /s/ Homes, Lowry, Horn & Johnson, Ltd.
     Homes, Lowry, Horn & Johnson, Ltd.

December 16, 1999

309 Maple Avenue West*Vienna, Virginia 22180-4363*Phone (703) 281-4880 Fax (703) 281-4522

    Norman P. Horn*Robert J. Neuland*Richard J. Leonard*Walter C. Burger
     Rebecca S. Tiblin*Lynne I. Hoffman*Mark C. Vogel*Roger W. Overton

                             LOANRATES ONLINE, INC.                       2
                         (A Development Stage Company)

                                BALANCE SHEETS
                 December 31, 1997, 1998 and September 30, 1999

       ASSETS                             12/31/97    12/31/98     9/30/99
                                         ----------  ----------  ----------
CURRENT ASSETS
 Cash                                    $    1,108  $       49  $        -
 Prepaid expenses                                 -           -       9,907
 Receivable                                       -           -       3,683
 Deferred financing fees                          -           -       8,500
                                         ----------  ----------  ----------
          Total current assets           $    1,108  $       49  $   22,090
                                         ----------  ----------  ----------

PREPAID EXPENSES                         $        -  $        -  $    7,430
                                         ----------  ----------  ----------

PROPERTY AND EQUIPMENT                   $    3,222  $   10,145  $   10,771
 Less accumulated depreciation                  615       1,928       4,403
                                         ----------  ----------  ----------
                                         $    2,607  $    8,217  $    6,368
                                         ----------  ----------  ----------

INTANGIBLE ASSETS
 Patents                                 $        -  $    5,500  $   14,786
 Software development costs                  12,438      18,312      48,200
                                         ----------  ----------  ----------
                                         $   12,438  $   23,812  $   62,986
                                         ----------  ----------  ----------

          Total assets                   $   16,153  $   32,078  $   98,874
                                         ==========  ==========  ==========

          LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
 Convertible notes payable               $        -  $        -  $   85,000
 Accounts payable                            11,875      34,323     135,128
 Cash overdraft                                   -           -       3,662
 Accrued salaries and payroll taxes               -           -     167,620
 Advances from stockholders                  40,103      26,937      12,453
                                         ----------  ----------  ----------
          Total current liabilities      $   51,978  $   61,260  $  403,863
                                         ----------  ----------  ----------

STOCKHOLDERS' DEFICIT
 Common stock                            $    1,000  $    1,000  $    1,000
 Additional paid-in capital                       -      59,000      59,000
 Deficit accumulated during the
  development stage                         (36,825)    (89,182)   (364,989)
                                         ----------  ----------  ----------
          Total stockholders' deficit    $  (35,825) $  (29,182) $ (304,989)
                                         ----------  ----------  ----------

          Total liabilities and
           stockholders' deficit         $   16,153  $   32,078  $   98,874
                                         ==========  ==========  ==========

See Notes to Financial Statements.

                             LOANRATES ONLINE, INC.                        3
                         (A Development Stage Company)

                            STATEMENT OF OPERATIONS
 For the Period From April 3, 1997, Date of Inception, to December 31, 1997,
                      For the Year Ended December 31, 1998,
                  For the Nine Months Ended September 30, 1999,
            and For the Period From April 3, 1997, Date of Inception,
                             to September 30, 1999

                                   4/3/97     1/1/98    1/1/99     4/3/97
                                     to         to        to         to
                                  12/31/97   12/31/98   9/30/99    9/30/99
                                 ---------  ---------  ---------  ---------
Revenue                          $       -  $       -  $       -  $       -
                                 ---------  ---------  ---------  ---------

Operating Expenses:
 Administrative support          $  10,941  $  11,540  $       -  $  22,481
 Commissions                             -          -     31,000     31,000
 Depreciation                          615      1,313      2,475      4,403
 Office expenses                     2,129      2,842        805      5,776
 Office rent                         1,888      2,629      1,475      5,992
 Payroll taxes                           -          -     11,620     11,620
 Promotion                          12,653      1,889        586     15,128
 Professional fees                       -          -     10,800     10,800
 Printing and reproduction           1,169        871         16      2,056
 Salaries                                -          -    156,000    156,000
 Software development
  and maintenance                    1,073     23,468     18,256     42,797
 Telephone                           1,316      1,482        755      3,553
 Travel                              4,041        521      2,554      7,116
 Website hosting                     1,000      5,802      2,065      8,867
                                 ---------  ---------  ---------  ---------
Total operating expense          $  36,825  $  52,357  $ 238,407  $ 327,589
                                 ---------  ---------  ---------  ---------

Financing expenses:
 Financing fees                  $       -  $       -  $  34,000  $  34,000
 Interest expense                        -          -      3,400      3,400
                                 ---------  ---------  ---------  ---------
                                 $       -  $       -  $  37,400  $  37,400
                                 ---------  ---------  ---------  ---------

       Net loss                  $  36,825  $  52,357  $ 275,807  $ 364,989
                                 =========  =========  =========  =========

See notes to Financial Statements.

                             LOANRATES ONLINE, INC.                        4
                         (A Development Stage Company)

                      STATEMENTS OF STOCKHOLDERS' DEFICIT
 For the Period From April 3, 1997, Date of Inception, to December 31, 1997,
                     For the Year Ended December 31, 1998
                and For the Nine Months Ended September 30,1999

                                           Additional
                                  Common     Paid-in  Accumulated
                                   Stock     Capital    Deficit     Total
                                 ---------  ---------  ---------  ---------
Balance, at inception,
 April 3, 1997                   $       -  $       -  $       -  $       -

  Issuance of stock                  1,000          -          -      1,000

  Net loss                               -          -    (36,825)   (36,825)
                                 ---------  ---------  ---------  ---------
Balance on December 31, 1997     $   1,000  $       -  $ (36,825) $ (35,825)

  Conversion of stockholders'
   advances to contributed
   capital                               -     59,000          -     59,000

  Net loss                               -          -    (52,357)   (52,357)
                                 ---------  ---------  ---------  ---------
Balance on December 31, 1998     $   1,000  $  59,000  $ (89,182) $ (29,182)

  Net loss                               -          -   (275,807)  (275,807)
                                 ---------  ---------  ---------  ---------
Balance on September 30, 1999    $   1,000  $  59,000  $(364,989) $(304,989)
                                 =========  =========  =========  =========

See Notes to Financial Statements

                             LOANRATES ONLINE, INC.                        5
                        (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS
 For the Period From April 3, 1997, Date of Inception, to December 31, 1997,
                      For the Year Ended December 31, 1998,
                 For the Nine Months Ended September 30, 1999,
           and For the Period From April 3, 1997, Date of Inception,
                             to September 30, 1999

                                  4/3/97     1/1/98     1/1/99     4/3/97
                                    to         to         to         to
                                 12/31/97   12/31/98    9/30/99    9/30/99
                                 ---------  ---------  ---------  ---------
CASH FLOWS FROM
 OPERATING ACTIVITIES
  Cash paid for expenses         $ (24,335) $ (28,596) $ (54,944) $(107,875)
                                 ---------  ---------  ---------  ---------

CASH FLOWS FROM
 INVESTING ACTIVITIES
  Purchase of Equipment          $  (3,222) $  (6,923) $    (626) $ (10,771)
  Patent costs paid                      -     (5,500)      (539)    (6,039)
  Software development costs paid  (12,438)    (5,874)   (14,435)   (32,747)
  Receivable                             -          -     (3,683)    (3,683)
                                 ---------  ---------  ---------  ---------
       Net cash used in
        investing activities     $ (15,660) $ (18,297) $ (19,283) $ (53,240)
                                 ---------  ---------  ---------  ---------

CASH FLOWS FROM
 FINANCING ACTIVITIES
  Proceeds from sale
   of common stock               $   1,000  $       -  $       -  $   1,000
  Advances (repayments)
   from stockholders                40,103     45,834    (14,484)    71,453
  Proceeds from notes payable            -          -     85,000     85,000
                                 ---------  ---------  ---------  ---------
       Net cash provided
        by financing activities  $  41,103  $  45,834  $  70,516  $ 157,453
                                 ---------  ---------  ---------  ---------

Net increase (decrease) in cash  $   1,108  $  (1,059) $  (3,711) $  (3,662)

Cash, beginning                          -      1,108         49          -
                                 ---------  ---------  ---------  ---------

Cash (overdraft), ending         $   1,108  $      49  $  (3,662) $  (3,662)
                                 =========  =========  =========  =========

RECONCILIATION OF NET LOSS TO
 NET CASH USED IN OPERATING
 ACTIVITIES
  Net loss                       $ (36,825) $ (52,357) $(275,807) $(364,989)
  Noncash (income) expenses
   included in net loss:
     Depreciation                      615      1,313      2,475      4,403
     Change in assets and
      liabilities:
       Increase in deferred
        financing fees                   -          -     (8,500)    (8,500)
       Increase in prepaid
        expenses                         -          -    (17,337)   (17,337)
       Increase in accrued
        expenses and accounts
        payable                     11,875     22,448    244,225    278,548
                                 ---------  ---------  ---------  ---------

       Net cash used in
        operating activities     $ (24,335) $ (28,596) $ (54,944) $(107,875)
                                 =========  =========  =========  =========

See Notes to Financial Statements

                             LOANRATES ONLINE, INC.                        6
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS

Note 1.  Nature of Business and Significant Accounting Policies

         Nature of business:

          LoanRates Online, Inc. was incorporated under the laws of the Commonwealth of Virginia in March 1997. The company commenced operations in April 1997. The company is a business-to-business Internet service company serving wholesale lenders and mortgage brokers/correspondents.

         Significant accounting policies:

          Method of accounting:

           The financial statements are presented on the accrual basis of accounting.

          Use of estimates:

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Due to their prospective nature, actual results could differ from those estimates.

          Property and equipment:

           Property and equipment is carried at cost. Depreciation is computed using the straight-line method over three to five years. Maintenance and repairs of property and equipment are charged to operations and major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and gain or loss is included in operations.

         Financing fees:

          Financing fees are being amortized over the term of the loans on the straight-line method.

         Patents:

          The company has filed a Provisional Patent and Utility Patent Application with the U.S. Patent Office. The company has incurred patent costs of $14,786 as of September 30, 1999. There is no amortization expense as of September 30, 1999, since the application process is not yet complete.

                        NOTES TO FINANCIAL STATEMENTS                     7
                        (A Development Stage Company)

Note 2.  Development Stage Operations

         The company has been developing its software products and website since inception. In March 1999, the system went live on the Internet and is currently being used by a highly recognized wholesale mortgage lender, Chevy Chase Bank. No revenue has been recognized as of September 30. 1999. The Company is continuing in its strategy to obtain additional financing/investments to both improve its product/service and extend its marketing capabilities.

Note 3.  Software Development Costs

         During the period from April 3, 1997, date of inception, to September 30, 1999, the company incurred total software development costs of $90,997. Of this amount $42,797 has been expensed because it is believed that those costs will not contribute to the final service or products. The company incurred software development costs of $13,511, $29,342 and $48,144, during the periods ended December 31, 1997, 1998, and 1999, respectively. Of these amounts, $1,073, $23,468 and $18,256, respectively, were expensed during those periods. $12,438, $18,312 and $48,200 has been capitalized as software development costs as of December 31, 1997, December 31, 1998, and September 30, 1999, respectively. There has been no amortization expense since no revenue has yet been generated. The company intends to enhance its systems via reprogramming under the Oracle database management system.

Note 4.  Income Taxes

         The company, with the consent of its stockholders, has elected to be taxed as an S corporation under the sections of the federal and state income tax laws which provide that, in lieu of corporate income tax, the stockholders separately account for the company's items of income, deductions, losses, and credits. Therefore, the financial statements do not include any provision for corporate income tax.

Note 5.  Convertible Notes Payable

         The company received loans from three individuals totaling $85,000. The notes bear interest at 12 percent and were due in full on November 7, 1999. The note holders have the option to convert the unpaid principal amount into shares of voting common stock in the ratio of one dollar of principal for each share of stock. The notes had not been repaid as of December 16, 1999.

                         NOTES TO FINANCIAL STATEMENTS                     8
                         (A Development Stage Company)

Note 6. Noncash Financing and Investing Activities

        In October 1998, the stockholders converted $59,000 of their previous loan advances into additional paid-in capital

Note 7. Common Stock

        The company has 25,000 authorized no par value shares of common stock. The company has three classes of common stock at September 30, 1999. Series A, NVR stock is non-voting. Series A, LTVR stock has voting rights for the original owner, but not for any transferees. Series B stock has full voting rights and no restrictions. Shares issued by class are as follows:

             Series A, NVR                                 20
             Series A, LTVR                                50
             Series B                                     956
                                                        -----
             Total stock shares issued and outstanding  1,026
                                                        =====

Note 8. Subsequent Financing and Investing Agreements

        Investing Agreement
        -------------------

        The company has an agreement with Castle Capital Partners, LLC (CCP), a management consulting firm, in order to assist the company in its efforts to obtain $3 million in capital and become a publicly traded company. In exchange for its services, CCP would receive the following: 1) 600,000 free trading shares; 2) 99,000 restricted shares; 3) 400,000 free-trading shares; 4) $500,000 cash less warrants; 5) 100,000 warrants for $1.00 per warrant, and 6) $450,000 for $3 million in capital raised. The agreement would be in effect for three years. There may be a $250,000 termination fee due upon early termination.

        Convertible Notes Payable
        -------------------------

        Subsequent to September 30, 1999, the company accepted additional convertible loans from other parties with loan terms similar to those disclosed in note 5 of the financial statements. Loan terms are 180 days and include stock conversion options. The total amount subsequently borrowed was $169,200, including the conversion of an existing account payable of $15,000 into a note payable.

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

                 BALANCE SHEET - Proforma Combined Statement
                            December 31, 1998

                                                        12/31/98
                                                      ------------
ASSETS

Current Assets
          Cash                                         $       49
          Prepaid Expenses                                      -
          Receivable                                            -
          Deferred Financing Fees                               -
                                                       ----------
                    Total Current Assets               $       49
                                                       ----------
Prepaid Expenses                                       $        -

Property and Equipment                                 $   10,145
          Less: accumulated depreciation                    1,928
                                                       ----------
                                                       $    8,217
                                                       ----------
Intangible Assets
          Patents                                      $    5,500
          Software Development Costs                       18,312
                                                       ----------
                                                       $   23,812
                                                       ----------
Other Assets                                           $       40
                                                       ----------
Total Assets                                           $   32,118
                                                       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
          Convertible Notes Payable                    $        -
          Accounts Payable                                 34,323
          Cash Overdraft                                        -
          Accrued Salaries and Payroll Taxes                    -
          Advances From Stockholders                       26,937
                                                       ----------
                    Total Current Liabilities          $   61,260
                                                       ----------
Stockholders' Deficit
          Preferred Stock                              $        -
           (20,000,000 authorized)
           (none issued or outstanding)
          Common Stock                                 $    1,111
           (80,000,000 authorized)
           (8,519,800 issued and outstanding)
          Additional Paid-In Capital                       59,000
          Deficit Accumulated During the
           Development Stage                              (89,253)
                                                       ----------
                    Total Stockholders' Deficit        $  (29,142)
                                                       ----------

Total Liabilities and Stockholders' Deficit            $   32,118
                                                       ==========

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

                INCOME STATEMENT - Proforma Combined Statement
                            December 31, 1998

                                                     1/1/98-12/31/98
                                                     ---------------
REVENUE                                                $        -
                                                       ----------
OPERATING EXPENSES
          Administrative Support                       $   11,558
          Commissions                                           -
          Depreciation                                      1,313
          Office Expense                                    2,842
          Office Rent                                       2,629
          Payroll Taxes                                         -
          Promotion                                         1,889
          Professional Fees                                     -
          Printing and Reproduction                           871
          Salaries                                              -
          Software Development                             23,468
          Telephone                                         1,482
          Travel                                              521
          Website Hosting                                   5,802
                                                       ----------
                    Total Operating Expense            $   52,375

FINANCING EXPENSES
          Financing Fees                                        -
          Interest Expense                                      -
                                                       ----------
                                                       $        -
                                                       ----------

NET LOSS                                               $   52,357
                                                       ==========

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

       STATEMENT OF STOCKHOLDERS' DEFICIT - Proforma Combined Statement
                            December 31,1998

                                       Additional
                             Common      Paid-In   Accumulated
                              Stock      Capital     Deficit      Total
                            ---------------------------------------------
Balance As Of 12/31/97      $   1,111   $       -   $ (36,825)  $ (35,714)

Contributed Capital                        59,000

Net Loss                            -           -     (52,428)    (52,357)
                            ---------   ---------   ---------   ---------

Balance As Of 12/31/98      $   1,111   $  59,000   $ (89,253)  $ (29,142)
                            =========   =========   =========   =========

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

            STATEMENT OF CASH FLOWS - Proforma Combined Statement
                            December 31, 1998

                                                        12/31/98
                                                       ----------
Cash Flow From Operating Activites
          Cash Paid For Expenses                       $  (28,596)
                                                       ----------
Cash Flow From Investing Activities
          Purchase Of Equipment                        $   (6,923)
          Patent Costs Paid                                (5,500)
          Software Development Costs Paid                  (5,874)
          Receivable                                            -
          Net Cash Used In Investing Activities        $  (18,297)
                                                       ----------
Cash Flow From Financing Activities
          Proceeds From Sale Of Common Stock           $        -
          Advances (repayments) From Stockholders          45,834
          Proceeds From Notes Payable                           -
                                                       ----------
          Net Cash Provided By Financing Activities        45,834
                                                       ----------
Net Increase (Decrease) In Cash                        $   (1,059)

Cash, Beginning                                        $    1,108

Cash (Overdraft), Ending                                      $49
                                                        =========

Reconciliation Of Net Loss To Net Cash
Used In Operating Activities

Net Loss                                                 $(52,357)
                                                       ----------
Noncash (Income) Expenses Included In Net Loss
          Depreciation                                      1,313
          Change In Assets And Liabilities:
           Increase In Deferred Financing Fees                  -
           Increase In Prepaid Expenses                         -
           Increase In Accrued Expenses/Accounts Payable   22,448
                                                         --------

          Net Cash Used In Operating Activities          $(28,958)
                                                         ========

                          LOANRATES ONLINE, INC.
                      (A Development Stage Company)

               BALANCE SHEET - Proforma Combined Statement
                           September 30, 1999

                                                    9/30/99
ASSETS
Current Assets
          Cash                                   $         -
          Prepaid Expenses                             9,907
          Receivable                                   3,683
          Deferred Financing Fees                      8,500
                                                 -----------
                     Total Current Assets        $    22,090
                                                 -----------
Prepaid Expenses                                 $     7,430

Property and Equipment                           $    10,771
          Less: accumulated depreciation               4,403
                                                 -----------
                                                 $     6,368
                                                 -----------
Intangible Assets
          Patents                                $    14,786
          Software Development Costs                  48,200
                                                 -----------
                                                 $    62,986

Other Assets                                     $        40
                                                 -----------
Total Assets                                     $    98,914
                                                 ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
          Convertible Notes Payable              $    85,000
          Accounts Payable                           135,128
          Cash Overdraft                               3,662
          Accrued Salaries and Payroll Taxes         167,620
          Advances From Stockholders                  12,453
                                                 -----------
                     Total Current Liabilities   $   403,863
                                                 -----------
Stockholders' Deficit
          Preferred Stock                        $         -
          (20,000,000 authorized)
          (none issued or outstanding)
          Common Stock                           $     1,111
          (80,000,000 authorized)
          (8,519,800 issued and outstanding)
          Additional Paid-In Capital                  59,000
          Deficit Accumulated During the
          Development Stage                         (365,060)
                                                 -----------
                     Total Stockholders' Deficit $  (304,949)
                                                 -----------


Total Liabilities and Stockholders' Deficit      $    98,914
                                                 ===========

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

               INCOME STATEMENT - Proforma Combined Statement
                              September 30, 1999

                                               1/1/99-9/30/99
REVENUE                                          $         -
                                                 -----------
OPERATING EXPENSES
          Administrative Support                 $        30
          Commissions                                 31,000
          Depreciation                                 2,475
          Office Expense                                 805
          Office Rent                                  1,475
          Payroll Taxes                               11,620
          Promotion                                      586
          Professional Fees                           10,800
          Printing and Reproduction                       16
          Salaries                                   156,000
          Software Development                        18,256
          Telephone                                      755
          Travel                                       2,554
          Website Hosting                              2,065
                                                 -----------
                    Total Operating Expense      $   238,437
                                                 -----------
FINANCING EXPENSES
          Financing Fees                              34,000
          Interest Expense                             3,400
                                                 -----------
                                                 $    37,400
                                                 -----------

NET LOSS                                         $   275,837
                                                 ===========

                            LOANRATES ONLINE, INC.
                        (A Development Stage Company)

STATEMENT OF STOCKHOLDERS' DEFICIT -Proforma Combined Statement
                           September 30, 1999

                                       Additional
                            Common       Paid-in    Accumulated
                            Stock        Capital      Deficit       Total
                          -------------------------------------------------
Balance As Of 12/31/98    $    1,111   $   59,000   $  (89,253)  $  (29,142)

Net Loss                           -            -     (275,807)    (275,807)
                          ----------   ----------   ----------   ----------

Balance As Of 9/30/99     $    1,111   $   59,000   $ (365,060)  $ (304,949)
                          ==========   ==========   ==========   ==========

                             LOANRATES ONLINE, INC.
                         (A Development Stage Company)

          STATEMENT OF CASH FLOWS - Proforma Combined Statement
                             September 30, 1999

                                                   9/30/99
                                                 -----------
Cash Flow From Operating Activities
          Cash Paid For Expenses                 $   (54,944)
                                                 -----------
Cash Flow From Investing Activities
          Purchase Of Equipment                  $      (626)
          Patent Costs Paid                             (539)
          Software Development Costs Paid            (14,435)
          Receivable                                  (3,683)
                                                 -----------
          Net Cash Used In Investing Activities  $   (19,283)
                                                 -----------
Cash Flow From Financing Activities
          Proceeds From Sale Of Common Stock     $         -
          Advances (repayments)
           From Stockholders                         (14,484)
          Proceeds From Notes Payable                 85,000
                                                 -----------
          Net Cash Provided By
           Financing Activities                       70,516
                                                 -----------
Net Increase (Decrease) In Cash                  $    (3,711)

Cash, Beginning                                  $        49
                                                 -----------
Cash (Overdraft), Ending                         $    (3,662)
                                                 ===========

Reconcialition Of Net Loss To net Cash
Used In Operating Activities

Net Loss                                         $  (275,807)

Noncash (Income) Expense Included In Net Loss
          Depreciation                                 2,475
          Change In Assets And Liabilities:
              Increase In Deferred Financing Fees     (8,500)
              Increase In Prepaid Expenses           (17,337)
              Increase In Accrued Expenses/
                Accounts Payable                     244,225
                                                 -----------

          Net Cash Used in Operating Activities  $   (54,944)
                                                 ===========

(b) Exhibits


   Exhibit Number             Description

          2.0              Plan and Agreement of Reorganization

          3.1              Articles of Amendment

         99.0              Consulting Agreement

 Date:    January 18, 2000

                                     LoanRates Online.com, Inc.


                                     By: /s/ Frederick T. Dykes
                                        --------------------------------
                                         Frederick T. Dykes, Chairman of
                                         the Board of Directors and
                                         Chief Executive Officer

                                     By: /s/ Richard J. Heiston
                                        --------------------------------
                                         Richard J. Heiston, President
                                         Chief Operations Officer and
                                         Director

EXHIBIT 2.0

               PLAN AND AGREEMENT OF REORGANIZATION

                            BETWEEN

                MAS Acquisition XIII Corporation
                   (an Indiana corporation)

                              AND

                      LoanRates Online, Inc.
                     (a Virginia corporation)

This Plan and Agreement of Reorganization is entered into this 13th day of December, 1999, by and between MAS Acquisition XIII Corporation, an Indiana corporation, with offices at 1710 E. Division Street, Evansville, Indiana 47711, hereafter referred to as "MAS," and LoanRates Online, Inc., a Virginia corporation, with offices at 11350 Random Hills Drive, Suite 800, Fairfax, Virginia 22030, and its shareholders, hereinafter referred to as "LROL.

This Plan or Reorganization is within the meaning of Section 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended, MAS will acquire from the shareholders of LROL all of the issued and outstanding shares of LROL in return for 8,627,000 shares of the authorized but unissued shares of MAS. LROL will then become and operate as a wholly owned subsidiary of MAS.

                           AGREEMENT

In order to consummate such plan of reorganization, the parties hereto, in consideration of the mutual agreements and on the basis of the representations and warranties hereafter set forth, do hereby agree, as follows:

                           ARTICLE I

1.01. Transfer of LROL capital stock and consideration for transfer: Subject to the terms and conditions of this Agreement, each LROL shareholder shall have endorsed and delivered his or her certificate to Frederick T. Dykes, Chairman of LROL, as Trustee, prior to the closing date, who shall, at such closing, deliver said certificates to Aaron Tsai in exchange for the stated number of shares of MAS (subject to the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended) as set forth in 1.02 below.

1.02. Consideration for transfer to MAS: On this the closing date, subject to the terms and conditions of this Agreement, and in full consideration for the transfer and delivery to MAS of all the issued and outstanding shares of LROL. MAS shall cause to be delivered by its transfer agent, Signature Stock Transfer, of Dallas, Texas, 8,627,000 shares of the authorized but unissued capital stock of MAS. Said MAS shares shall be broken down into individual names and amounts as requested in writing by Frederick T. Dykes, authorized agent for the LROL shareholders, and when issued, such shares to be fully paid and nonassessable. Such shares shall not be free trading as they are not at this time registered or covered by any exemption. Said shares will be restricted in nature and said restriction shall be reflected on the face of all certificates included in the MAS shares.

                           ARTICLE II

2.01. Closing: The time of delivery by LROL stockholders of their respective shares as provided in Paragraph 1.01 of this Agreement having already taken place, said shares being held by Frederick T. Dykes, as authorized agent, and the certificate(s) for MAS shares as authorized by the Board of Directors of MAS being in hand for delivery to Aaron Tsai, as authorized agent, closing shall be effective with the signing of this Agreement. For purposes of record, closing shall be effective as of the 13th day of December, 1999, 5 p.m. Eastern Time.

                          ARTICLE III

3.01. Representations and Warranties by LROL:

(1) LROL is a corporation duly organized and validly existing and in good standing under the laws of the State of Virginia. It has all requisite corporate power and authority to carry on its business as now being conducted, to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. LROL is duly qualified, licensed, or domesticated and in good standing as a foreign corporation authorized to do business in each jurisdiction wherein the nature of its activities conducted or the character of its properties make such qualification, licensing, or domestication necessary.

(2)(a) LROL is duly and lawfully authorized by its Articles of Incorporation, to issue the shares of capital stock required by this Agreement; further, LROL has no other authorized series or class of stock. All of the outstanding shares of LRO's capital stock have been duly issued.

(b) LROL is not presently liable on account of a any indebtedness for borrowed monies, except as reflected on the Balance Sheet described in Subparagraph (4), below.

(c) There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities, or other agreements or arrangements of any character or nature whatsoever under which LROL is or may be obligated to issue or purchase shares of its capital stock other than warrants or obligations previously agreed to with Hopkins Anderson Capital Corporation and Castle Capital Partners.

(3) Each LROL stockholder severally and for himself at the time of the Closing on the Closing Date will be the lawful owner of the shares of the capital stock of LROL held in his name, free and clear of all liens, claims and encumbrances of every kind. Each stockholder has full legal right, power, and authority to sell, assign, and transfer his shares of capital stock of LROL; and the delivery of such shares to any person pursuant to the provisions of this Agreement will transfer valid title thereto, free and clear of all liens, encumbrances and claims of every kind.

(4) LROL has furnished MAS with an audited Balance Sheet of LROL as of June 30,1999, hereinafter referred to as the Balance Sheet. Such financial statement presents fairly the financial condition of LROL at such date. Specifically, but not by way of limitation, the Balance Sheet discloses all of the debts, liabilities, and obligations of any nature (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of LROL at the date thereof.

(5) LROL has not, since June 30, 1999:

(a) Incurred any obligations or liabilities, absolute, accrued, contingent, or otherwise and whether due or to become due, except current liabilities incurred in the ordinary course of business, none of which adversely affects the business or prospects of LROL except for approximately One Hundred Fifty Five Thousand Dollars ($155,000) in loans convertible to shares at Fifty Cents ($.50) a share and One Hundred Twenty Eight Thousand (128,000) warrants for Hopkins Anderson Capital Corp;

(b) Discharged or satisfied any liens or encumbrances, or paid any obligation or liability, absolute, accrued, contingent or otherwise and whether due or to become due, other than current liabilities shown on the Balance Sheet and current liabilities incurred since the closing of business on the date of the Balance Sheet, in each case, in the ordinary course of business;

(c) Declared or made any payment or distribution to its Stockholders or purchased or redeemed, or obligated itself to purchase or redeem, any of its shares of Capital Stock or other securities;

(d) Mortgaged, pledged, or subjected to lien, or other encumbrances or charges, of its assets, tangible or intangible;

(e) Sold or transferred any of its assets except for inventory sold in the ordinary course of business or canceled debt or claim;

(f) Suffered any damage, destruction, or loss (whether or not covered by insurance) affecting the properties, business, or prospects of LROL, or waived any rights of substantial value;

(g) Entered into any transaction other than in the ordinary course of business.

(6) There are no legal actions, suits, arbitration, or other legal or administrative proceedings pending against LROL which would affect it, its properties, assets, or business. LROL is not in default with respect to any judgment, order or decree of any government agency or instrumentality.

(7) LROL has good and marketable title to all of its properties and assets, including without limitation those reflected in the Balance Sheet and those used or located on property controlled by LROL in its business on the date of the Balance Sheet and acquired thereafter (except assets sold in the ordinary course of business), subject to no mortgage, pledge, lien, charge, security interest, encumbrance, or restriction except those which (a) are disclosed on the Balance Sheet as securing specified liabilities; (b) are disclosed in the Schedule of Assets referred to in Subparagraph 3.01(8) hereof; or (c) do not materially adversely affect the use thereof. The building and equipment of LROL are in good condition and repair, reasonable wear and tear excepted. LROL has not been, to the knowledge of any officer of LROL, threatened with any action or proceeding under any building or zoning ordinance, regulation or law.

(8) Prior to Closing Date, LROL will have delivered to MAS a separate Schedule of Assets, specifically referring to this paragraph, containing:

(a) A true and complete aged list of accounts receivable (if any) as of a date no earlier than the Closing Date.

(b) A true and complete list of all capitalized machinery, tools, equipment, and rolling stock owned by LROL, setting forth all liens, claims, encumbrances, charges, restrictions, covenants, and conditions.

(c) A complete schedule of all fire and other casualty and liability policies of LROL in effect at the time of delivery of said schedule.

(9) LROL is not a party to, or otherwise bound by, any written or oral:

(a) Contract or agreement not made in the ordinary course of business;

(b) Lease with respect to any property, real or personal, whether as lessor or lessee, except as reflected in the Balance Sheet.

(c) Contract or other commitment continuing for a period of more than thirty days and which is not terminable without cost or other liability to LROL or its successor except as shown on the Balance Sheet.

LROL has in all respects performed all obligations required to be performed by it to date and is not in material default under any of the contracts, agreements, leases, documents, or other arrangement to which it is a party or by which it is otherwise bound.

(10) The books of account, minute books, stock certificate books, and stock transfer ledgers of LROL are complete at Closing and also correct, and there have been no transactions involving the business of LROL which properly should have been set forth in said respective books, other then those set forth therein.

(11) Since the Balance Sheet there has not been any material adverse change in, or event or condition materially and adversely affecting the condition (financial or otherwise) of the properties, assets or liabilities of LROL.

3.02 MAS represents and warrants to LROL and its stockholders as follows:

(1) MAS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana.

(2) MAS is considered a fully-reporting company by the SEC.

(3) MAS's authorized capital stock consists of 80,000,000 shares of common stock and 20,000,000 shares of preferred stock, par value $.001. After the completion of this Agreement 11,676,000 shares of common stock will be validly issued and outstanding. This figure reflects the shares beneficially issued to the shareholders of LROL under Rule 3(a)(9) of the Securities Act of 1933.

(4) The execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of MAS in accordance with its terms. No provision of the Articles of Incorporation and the amendments thereto, by-laws and any amendments thereto, or of any contract to which MAS is a party or otherwise bound, which prevents MAS from delivering good title to its shares of such capital stock in the manner contemplated hereunder.

(5) MAS has furnished LROL and its shareholders with a statement of management, and previous management, that there are little or no assets and no liabilities, and that the corporation, and its predecessor have had no activities in which it could have incurred any liabilities since the September 30, 1999 financials.

(6) All of the MAS common shares to be issued to LROL shareholders will, when so issued, be validly issued and outstanding, fully paid and non-assessable.

(7) Since the financial condition statement, there has not been any material or adverse change in, or event or condition materially and adversely affecting the condition of MAS.

                           ARTICLE IV

4.01 LROL covenants that all statements made herein and hereto are true and correct and may be relied upon by MAS.

4.02. LROL covenants and warrants that all books, records and financial statements employed or used in connection with this Agreement are true and correct and that the right to examine same has been extended to MAS and its representatives.

4.03. Federal Securities Act-Unregistered Stock:

(1) Each LROL stockholder acknowledges that the shares of MAS common stock to be delivered to him pursuant to this Agreement have not and are not registered under the 1933 Act, as amended, and that accordingly such stock is not fully transferable except as permitted under various exemptions contained in the 1933 Act, and the rules of the Securities and Exchange Commission interpreting said Act. The provisions contained in this paragraph are intended to ensure compliance with the 1933 Act, as amended.

(2) Each LROL stockholder agrees that the certificates evidencing the shares he will receive shall contain substantially the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED
FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE
SAME ARE REGISTERED UNDER THE SECURITY ACT OF 1933, OR THE

COMPANY RECEIVES AN OPINION FROM COUNSEL SATISFACTORY TO IT THAT SUCH REGISTRATION IS NOT REQUIRED FOR SALE OR TRANSFER OR THAT THE SHARES HAVE BEEN LEGALLY SOLD IN BROKER TRANSACTIONS PURSUANT TO RULE 144 OF THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION PROMULGATED UNDER
SECURITY ACT OF 1933."

                          ARTICLE V

5.01 Conditions Precedent:

(1) The aggregate number of shares of the corporation's capital stock tendered by the LROL stockholders at the closing shall constitute 100 percent of all of the issued and outstanding Capital Stock of LROL.

                          ARTICLE VI

6.01 Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.02. This Agreement shall be construed under and in accordance with the laws of the State of Indiana.

6.03. This Agreement shall be binding on and inure to the benefit of and be enforceable by the LROL shareholders and MAS, their respective heirs, executors, administrators, legal representatives, successors, and assigns except as otherwise expressly provided herein.

6.04. Should there be any litigation arising from this transaction, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose. These fees shall be in addition to any other relief which may be awarded.

IN WITNESS WHEREOF, the parties hereto have executed this Plan and Agreement of Reorganization on the date first set forth, at 1800 N. Beauregard Street, Suite 150, Alexandria, Virginia, 22311.

FOR MAS ACQUISITION XIII CORP.,
an Indiana Corporation



by: /s/ Aaron Tsai
   --------------------------------
   Aaron Tsai, President



by: /s/ Aaron Tsai
   --------------------------------
   Aaron Tsai, Secretary

FOR LOANRATES ONLINE, INC.,
a Virginia corporation



by: /s/ Frederick T. Dykes
   --------------------------------
   Frederick T. Dykes, Chairman



by: /s/ Richard J. Heiston
   --------------------------------
   Richard J. Heiston, President

EXHIBIT 3.1

[   LOGO   ] ARTICLES OF AMENDMENT OF THE   SUE ANNE GILROY
[ State of ] ARTICLES OF INCORPORATION      SECRETARY OF STATE
[ Indiana  ] State Form 38333 (R8 / 12-96)  CORPORATIONS DIVISION
Approved by State Board of Accounts 1995    302 W. Washington St. Rm. E018
                                            Indianapolis, IN 46204
                                            Telephone: (317) 232-6576

INSTRUCTIONS:	Use 8 1/2"  x 11' white   Indiana Code 23-1-38-1 et seq.
                paper for inserts.
                Present original and two copies to address in upper right
                hand corner of this
                Please TYPE or PRINT	           Filing Fee: $30.00
--------------------------------------------------------------------------
                       ARTICLES OF AMENDMENT OF THE
                       ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------
Name of Corporation                             Date of incorporation
 MAS Acquisition XIII Corp.                        October 7, 1996
--------------------------------------------------------------------------
The undersigned officers of the above referenced Corporation (hereinafter referred to as the "Corporation") existing pursuant to the provisions of:
(indicate appropriate act)

[ x ] Indiana Business Corporation Law   [   ] Indiana Professional
                                               Corporation Act of 1983

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:
--------------------------------------------------------------------------
                        ARTICLE I Amendment(s)
--------------------------------------------------------------------------
The exact text of Article(s) ________________I__________________ of the
Articles

        (NOTE. If amending the name of corporation, write Article "I" in space above and write "The name of the Corporation is ________________________," below)


   The name of the Corporation is LoanRates Online.com, Inc.

--------------------------------------------------------------------------
                           ARTICLE II
--------------------------------------------------------------------------
Date of each amendments adoption:

January 7, 2000
--------------------------------------------------------------------------
                 (Continued on the reverse side)

--------------------------------------------------------------------------
             ARTICLE III Manner of Adoption and Vote
--------------------------------------------------------------------------

Mark applicable section: NOTE - Only in limited situations does Indiana law permit an Amendment without shareholder approval. Because a name change requires shareholder approval, Section 2 must be marked and either A or B completed.
--------------------------------------------------------------------------
[   ] SECTION 1 This amendment was adopted by the Board of Directors or incorporators and shareholder action was not required.
--------------------------------------------------------------------------
[ x ] SECTION 2 The shareholders of the Corporation entitled to vote in respect to the amendment adopted the proposed amendment. The amendment was adopted by: (Shareholder approval may be by either
      A or B.)

      A. Vote of such shareholders during a meeting called by the Board of Directors. The result of such vote is as follows:

     ---------------------------------------------------------
     11,676,000   Shares entitled to vote.
     ---------------------------------------------------------
      8,627,000   Number of shares represented at the meeting.
     ---------------------------------------------------------
      8,627,000   Shares voted in favor.
     ---------------------------------------------------------
              0   Shares voted against.
     ---------------------------------------------------------

             B. Unanimous written consent executed on _________, 19___
                and signed by all shareholders entitled to vote
--------------------------------------------------------------------------
                ARTICLE IV Compliance with Legal Requirements
--------------------------------------------------------------------------
The manner of the adoption of the Articles of Amendment and the vote by which they were adopted constitute full legal compliance with the provisions of the Act, the Articles of Incorporation, and the By-Laws of the Corporation.
--------------------------------------------------------------------------
I hereby verify, subject to the penalties of perjury, that the statements contained herein are true, this Seventh day of January, 2000.
--------------------------------------------------------------------------
Signature of current officer                 Printed name of officer
or chairman of the board                     or chairman of th board

/s/ Frederick T. Dykes                       Frederick T. Dykes
--------------------------------------------------------------------------
Signature's title
  Chairman, Secretary
--------------------------------------------------------------------------

EXHIBIT 99.0

                                MAS FINANCIAL CORP.

     1710 E. Division St.                              Tel: (812) 479-7266
     Evansville, IN 47711                              Fax: (812) 479-7267
--------------------------------------------------------------------------

                                CONSULTING AGREEMENT

This agreement is entered into on this 1st day of December, 1999 by and between MAS Financial Corp. (hereinafter referred to as "MAS"), and Loanrates Online, Inc., their heirs, designees or assignees, (hereinafter referred to as "Client"), and is made with reference to the following recitations:

Whereas, MAS has skills and expertise in the fields of business consulting, due diligence, mergers and acquisitions, and public and private offering structuring and transactions, and,

Whereas, for the purpose of advancing the business plans of Client, Client wishes to contract for the control stock of an acquisition company from MAS, and,

Whereas MAS owns or controls the control stock of a public shell corporation, MAS Acquisition XIII Corp. (hereinafter referred to as "Acquisition" company, a corporation organized under the laws of the State of Indiana, having those classes and numbers of shares as more fully set forth on the company information sheet attached hereto and made a part hereof by reference. MAS has control of Acquisition company and is prepared to transfer the control block. Now, therefore, the parties hereto hereby agree and covenant as follows:

(1) MAS agrees to take certain actions, and undertake certain obligations for the orderly transfer of the control block of stock of Acquisition company (8,628,000 shares of the total 11,676,000 shares issued or to be issued and outstanding) as directed by Client. Client intends to issue and sell additional shares to raise capital. MAS agrees as well to do all of the following acts:

* Name Change and New Stock Certificates
* Unaudited financial statements brought forward to most recent period.
* Change of officers and directors and resignation of present board
* 15C211 prepared and filed with NASD.
* Deliver control block shares.
* Obtain CUSIP number.
* Obtain a stock symbol for trading on the OTC Bulletin Board.
* Furnish Market Maker subject to approval by Client.
* Any other document or act needed to make an orderly transfer of control.
* Prepare and file 8-K and Schedule 14f-1

All expenses incurred by the Acquisition company, after the transfer of control by MAS to the Client, shall be the responsibility of the Acquisition company.

(3) At closing, which shall take place at a time and place mutually agreeable to the parties hereto, MAS shall deliver to Client or its designee the following:

(a) Certificates representing the shares being sold hereunder; containing the following legend:

"The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "Restricted Securities" as the term is defined in Rule 144 under the Act. The Common Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or exemption, the availability of which is to be established to the satisfaction of the Corporation."

(b) Necessary consents, if any, from the state of domicile of the Acquisition company;

(c) All corporate books, records, and documents, stock books, ledgers, minute books, articles and by-laws of the Acquisition company;

(d) Shareholder list of the Acquisition company;

(e) Resignations of all present officers and directors, effective as of the closing date;

(f) Copy of two years of audited year-end financial statements;

(4) MAS represents and warrants the following:

(a) that the Acquisition company is a corporation duly organized and existing under the laws of the State of Indiana, unless otherwise noted;

(b) that the Acquisition company will use its best efforts to preserve its business organization intact.

(c) that the Acquisition company will not enter into any contract, commitment or transaction, or declare, set aside or pay any dividend, or make any distribution in respect of its capital stock, or waive any obligation or liability, or compromise any claim, or cancel any note, loan or other obligation owed to it, without the consent of Client.

(5) MAS represents and warrants the following prior to closing:

(a) That MAS will not cause any amendment to be made in the Articles of Incorporation or By-Laws of the Acquisition company, nor issue or cause to be issued any additional shares of capital stock; nor issue or cause to be issued any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock may be directly or indirectly authorized, issued or transferred nor will either agree to do any of the acts listed above.

(6) Client represents and warrants the following prior to closing:

(a) That Client is solely responsibly for the decision to by acquired by the Acquisition company,

(b) That the Client to be acquired by the Acquisition company which is the subject of this agreement shall be suitable in all respects for such merger,

(7) The parties shall at all times keep each other's information, sources, trade secrets, processes, and confidential information strictly confidential.

(8) MAS is not rendering legal advise to Client. Each party is responsible for all of it's own professional, legal, accounting, Broker-Dealer, and consulting fees as they may apply to each party.

(9) Should Client terminate this transaction for any reason other than the malfeasance or nonperformance of MAS prior to the acquisition of the Acquisition company, all monies paid to MAS up until that point shall be retained by MAS as liquidated damages. The parties agree to the reasonableness of these liquidated damages. All documents and work product prepared for or on behalf of Client by MAS up until that point shall become the property of Client.

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(10) MAS warrants that the Acquisition company being transferred shall be transferred with no liabilities and little or no assets, and shall defend and hold Client and the Acquisition company harmless against any action by any third party against either of them arising out of, or as a consequence of, any act or omission of MAS or the Acquisition company prior to, or during the closing contemplated by this contract of sale. MAS reserves the right, if necessary, to substitute another Acquisition company acceptable to Client of like worth.

(11) All of the representations and warranties contained within this contract of sale, whether made by Client, MAS, or MAS on behalf of the Acquisition company, will be true and correct on the closing date as if made on that date.

(12) At any time prior to the closing, Client and their counsel, accountants and other agents shall have full access during normal business hours to all properties, books, accounts, records, contracts and documents relating to the Acquisition company.

(13) This agreement shall be governed by the laws of the State of Indiana. The parties agree to the jurisdiction of the Courts of the State of Indiana and the United States District Court for the Southern District of Indiana as the forums for the resolution of any legal disputes between the parties. Client agrees to pay court costs, attorney fees in a reasonable amount, and interest on any unpaid balances at the judgment rate then in effect in the State of Indiana should it become necessary for MAS to engage in legal action to recover any portion of the purchase price or any other fees from Client.

(14) If any bona fide action or proceeding shall be pending against any party on the closing date that could result in an unfavorable judgment, decree or order that would prevent or make unlawful the performance of this agreement, or if any agency of the federal or of any state government shall have objected to it on or before the closing date to this transaction, or if any prospectus contemplated with respect to the issuance and sale of shares by Buyers shall have been disapproved by any federal or state regulatory agency, either party may cancel and terminate this agreement without liability to the other. All representations and warranties of the parties shall expire and terminate and be extinguished by the closing, and consummation of the closing shall be conclusive proof that each party is fully satisfied with the facts constituting the basis of the representations and warranties of the other party and with the performance of their obligations hereunder. This paragraph shall not affect any obligation of any party under this contract that is permitted to be performed in whole or in part after the closing.

(15) Neither party may assign this agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld. However, MAS may requires up to 180 days to perform due diligence on any assignee of Client, and may reject any assignee not qualified by MAS.

(16) This documents contains the entire agreement between the parties hereto. No oral or other representation or warranty has been given to Client by MAS, and this agreement controls over any and all oral representations made by any party to this transaction. This agreement may only be modified by a writing, signed by the parties.

(17) Each party agrees to execute all of the documents and do all of the things necessary to effectuate the purpose of this agreement, without delay or limitations.

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Accepted and Agreed:               Accepted and Agreed:

 /s/ Aaron Tsai                     /s/ Frederick T. Dykes
__________________________         ____________________________________
MAS Financial Corp.                Loanrates Online, Inc.
By: Mr. Aaron Tsai, President      By: Frederick T. Dykes, CEO

Mailing Address:

MAS Financial Corp.                Loanrates Online, Inc.
1710 E. Division St.               11350 Randon Hills Drive, Suite 800
Evansville, IN 47711               Fairfax, Virginia 22030

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